--------------------------------------------------------------------------------
                                                    Emerging Market Fixed Income
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Alliance Multi-Market
Strategy Trust

Semi-Annual Report
April 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 25, 2001

Dear Shareholder:

This report contains the performance, investment strategy and outlook of Alliance Multi-Market Strategy Trust (the "Fund") for the semi-annual reporting period ended April 30, 2001.

Investment Objective and Policies

This open-end Fund seeks the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. dollar to 25% of its net assets, except for the euro, in which the Fund may invest up to 50% of its net assets.

Investment Performance

The following table provides the Fund's performance during the six- and 12-month periods ended April 30, 2001. For comparison, we have included the performance for the Merrill Lynch 1-5 Year Government Bond Index, a standard measure of the performance of a basket of unmanaged short-term Treasury securities, and the Lipper Short World Multi-Market Income Funds Average, which reflects the average performance of 14 funds with similar investment objectives to the Fund.

INVESTMENT RESULTS*
Periods Ended April 30, 2001

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance Multi-Market
Strategy Trust
  Class A                                                       4.16%      7.12%
--------------------------------------------------------------------------------
  Class B                                                       3.77%      6.35%
--------------------------------------------------------------------------------
  Class C                                                       3.94%      6.53%
--------------------------------------------------------------------------------
Merrill Lynch
1-5 Year
Government
Bond Index                                                      5.52%     10.36%
--------------------------------------------------------------------------------
Lipper Short
World Multi-
Market Income
Funds Average                                                   3.19%      4.67%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years. The Lipper Short World Multi-Market Income Funds Average (the "Lipper Average") reflects performance of 14 funds during both the six- and 12-month periods ended April 30, 2001. The funds that comprise the Lipper Average have generally similar


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.

      Additional investment results appear on pages 6-9.

During the six- and 12-month period under review, the Fund underperformed the Merrill Lynch 1-5 Year Government Bond Index while it outperformed the Lipper Short World Multi-Market Income Funds Average, an average of similarly invested funds, during the same periods. From a universe of 14 similarly managed funds, the Fund was ranked second and sixth for the six- and 12-month periods, respectively.

U.S. debt markets outperformed the European markets as well as the other dollar-bloc countries (dollar-bloc countries include the United States, Canada, New Zealand and Australia), which contributed to the Fund's underperformance. Also detracting from performance for the period was our decision to hedge euro-denominated securities. During the six-month period, despite the recent weakening of the euro, the euro strengthened against the U.S. dollar; thus, our hedging decision eliminated the gain on currency exposure. However, our decision to hedge non-euro currencies helped performance as those currencies generally weakened against the U.S. dollar. Performance was positively impacted by the Fund's allocation in U.S. dollar-denominated securities. In addition, our focus on short-term maturities also contributed to the Fund's performance as the yield curve steepened.

Market Overview

The economic slowdown in the U.S. began to impact the global economy. The U.S. economy lost momentum during the six-month period as equity valuations deteriorated and consumer confidence declined. U.S. gross domestic product (GDP) growth slowed dramatically from 5.2% in the first half of 2000 to 1.6% in the second half. The slow pace of growth continued into the first quarter of 2001 with revised GDP growth of 1.3%.

The U.S. Federal Reserve (the "Fed") moved to an easing bias in mid-December and aggressively lowered interest rates from 6.50% to 4.00% by mid-May as concerns of a deeper economic slowdown heightened. Manufacturing led the economy's weakness, and unemployment edged upward from recent record lows. While home sales and retail sales fluctuated, both remained relatively resilient considering the slowing economy and the decline in equity valuations. Inflation remained relatively tame during the period as consumption slowed and the surge in energy prices began to subside.

The European economy, which had been expanding smoothly in 2000, is now decelerating. Recently, the European Central Bank (ECB) has taken a more proactive approach to implementing monetary policy; however, economic deceleration and weakness in


--------------------------------------------------------------------------------
2 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

the euro have already hurt the European economy. In Japan, slowing capital spending late in 2000 coupled with industrial and financial weakness that emerged in the first quarter of 2001, confirm that Japan should grow at a rate of less than 1% in 2001. The Bank of Japan (BOJ) has reversed its 25 basis points rate hike of August 2000, leaving Japan's overnight call rate at effectively zero.

Despite the U.S. economy's weakness, the U.S. dollar remained strong, gaining 7% versus the euro and 9% versus the yen in the first quarter of 2001. For the six-month period under review, however, the euro strengthened against the dollar in response to weakness in the U.S. economy late in 2000. Recent currency strength in the dollar, however, concurrent with economic weakness suggests a high degree of confidence among global investors in the ultimate stability and strength of the U.S.

The short-term U.S. Treasury bond market, as represented by the Merrill Lynch 1-5 Year U.S Government Bond Index, posted a strong return of 5.52% during the six-month period. Most countries posted positive returns for the period as volatility in global financial markets, deterioration in the equity markets and tightening credit conditions drove investors to the safety of government bonds. Yields in government debt declined as investors preferred the safety of government bonds rather than lower-rated corporate bonds.

Performance in the U.S. and European government bond markets mirrored each other as evidence of a global economic slowdown became more pronounced. U.S. bonds rallied first on expectations of interest rate cuts by the Fed while the ECB, concerned about meeting their inflation target, remained on hold. As the economic slowdown spread to Europe, the ECB shifted its focus of concern from lowering inflation to the deterioration of the economy and the downside risks from a U.S.-led slowdown. As a result, there was a rally in the European bond markets in March. The short-lived rally met with disappointment in April however, as economic data in the U.S. pointed to the possibility that the slowdown would not be as deep as expected and a recovery may be underway late in the year. Overall, both the U.S. and European government bond markets posted healthy returns.

The European investment grade corporate bond sector also posted strong returns for the period as investors reached for yield. Cyclical issuers, however, were severely impacted early in the period by mounting evidence of a sharp slowdown in the U.S. economy and fears of its impact on global growth potential. Fixed income markets were the beneficiaries from poor performance in European and global equity markets, continued evidence of a slowdown in global economic activity and interest rate cuts from the U.S. Fed and the central banks of England and Japan. Telecommunication issuers continued to underperform within the Fund, but improved performance late in the period. Finance issuers-and banks in particular-comprised the best performing


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

sector as the weakening economy led investors to move into more defensive sectors. Utility and energy issuers also performed well, benefiting from elevated energy prices.

Investment Strategy

During the period under review, the Fund remained heavily weighted in high-grade corporate securities (triple-A and double-A rated), Eurobonds, supranational issuers and banks. The Fund maximized its investment in the U.S. dollar high-grade corporate sector, as we believed it provided the best value as compared with other investment opportunities. The investment strategy for the Fund was constructed on expected interest rate cuts by the U.S. Fed, as well as our belief that corporate securities were at historically cheap levels compared to Treasuries. In addition, we concentrated the Fund in two-five year maturities, which we anticipate will benefit from a steepening yield curve as a result of interest rate cuts.

The Fund generally maintained its core positions and diversified country allocation with some modification of specific holdings. We eliminated our position in Mexican Treasury securites and reallocated the proceeds into short-maturity corporates (Deutsche Finance) in the financial sector. We believed that our position in Mexico had reached its valuation target and risked being adversely effected by the economic slowdown in the U.S., as the Mexican economy is closely tied to and impacted by the U.S. economy. We also increased our hedged Swedish-denominated mortgage position as interest rate cuts were expected. Sweden's economy is particularly exposed to the global slowdown due to its dependence on the technology and telecommunications industry, which has declined significantly during the last year. The non-U.S. dollar currencies in the Fund continued to be mostly hedged.

Outlook

We are forecasting global growth to be positive but below its potential non-inflationary rate of growth. Central banks should remain in an easing mode, or at least remain status quo, as energy induced inflationary pressures should be transitory. The yield curve should remain steep and financial liquidity indicators should move in favor of greater liquidity, therefore, helping credit-sensitive markets.

The risk of recession in the U.S. remains, despite the odds favoring a soft landing. Weak corporate profits and weaker equity markets have impacted consumer confidence, and at this point, maintaining confidence is key to stabilizing economic activity. The Fed has aggressively eased monetary policy this year and is nearing the end of its easing cycle. Furthermore, tax cuts should provide further stimulus to the consumer, increasing the odds of stronger growth ahead. Together, the reduction of official rates and the reduction in federal taxes should lead to recovery in late 2001 or early 2002. We expect U.S. growth to be close to 1.5% for 2001.

In Europe, we expect growth to slow to 2.2% in 2001 as compared to 3.5% in 2000. Recognizing that a more proactive monetary policy could have


--------------------------------------------------------------------------------
4 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

prevented the deceleration of the European economy and weakness of the euro, the ECB is expected to ease an additional 50 basis points over the remainder of the year.

We expect to reduce our U.S. allocation in the Fund's portfolio and add to our European government and high grade holdings with four-five year maturities. We also expect to add exposure to dollar-bloc countries such as Australia and Canada. We believe that the U.S. is nearing the end of its monetary easing cycle and project improved growth at the end of the year or early 2002. However, we believe that Europe and the dollar-bloc countries are more recently feeling the effects of the global economic slowdown and debt securities in these regions will benefit from anticipated monetary easing.

Thank you for your continued interest and investment in Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas J. Peebles

Douglas J. Peebles
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Douglas J. Peebles

Portfolio Manager, Douglas J. Peebles, has over 14 years of investment experience.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
GROWTH OF A $10,000 INVESTMENT
5/31/91* TO 4/30/01

Alliance Multi-Market Strategy Trust
Merrill Lynch 1-5 Year Government Bond Index
Lipper Short World Multi-Market Income Funds Average

[The following table was depicted as a mountain chart in the printed material.]


                   Multi-Market          ML 1-5 Year         Lipper Short World
                  Strategy Fund          Bond Index           Multi-Market Adv
-------------------------------------------------------------------------------
     5/31/91       $ 9,575              $ 10,000                 $10,000
     4/30/92        10,037                10,935                  10,555
     4/30/93         9,933                12,073                  10,960
     4/30/94        10,361                12,235                  11,296
     4/30/95        11,591                12,984                  11,587
     4/30/96        12,505                13,949                  11,941
     4/30/97        13,199                14,818                  12,187
     4/30/98        12,505                15,985                  12,601
     4/30/99        13,199                16,997                  13,150
     4/30/00        13,273                17,471                  13,061
     4/30/01        14,218                19,378                  13,501

Merrill Lynch 1-5 Year Government Bond Index: $19,366

Alliance Multi-Market Strategy Trust Class A: $14,218

Lipper Short World Multi-Market Income Funds Average: $13,500

This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Trust Class A shares (from 5/31/91 to 4/30/01) as compared to the performance of an appropriate broad-based index and the Lipper Short World Multi-Market Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years.

The Lipper Short World Multi-Market Income Funds Average reflects the performance of 14 funds (based on the number of funds in the average from 5/31/91 to 4/30/01). These funds have generally similar investment objectives to Alliance Multi-Market Strategy Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Multi-Market Strategy Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.

*     Closest month-end after Fund's Class A share inception date of 5/29/91.


--------------------------------------------------------------------------------
6 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

        Alliance Multi-Market Strategy Trust-Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                          Alliance Multi-Market    Merrill Lynch 1-5 Year
                             Strategy Trust         Government Bond Index
--------------------------------------------------------------------------------
              4/30/92*                4.79%                  9.33%
              4/30/93                -1.04%                 10.30%
              4/30/94                 3.41%                  1.06%
              4/30/95               -12.06%                  5.97%
              4/30/96                14.70%                  7.30%
              4/30/97                11.87%                  6.09%
              4/30/98                 7.89%                  7.83%
              4/30/99                 5.56%                  6.22%
              4/30/00                 0.56%                  3.01%
              4/30/01                 7.12%                 10.36%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses charged to these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in one to five years. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.

* The Fund's return for the period ended 4/30/92 is from the Fund's inception date of 5/29/91 through 4/30/92. The benchmark's return for the period ended 4/30/92 is from 5/31/91 through 4/30/92.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2001 (unaudited)

INCEPTION DATES         PORTFOLIO STATISTICS
Class A Shares          Net Assets ($ mil): $324.6
5/29/91
Class B Shares
5/29/91
Class C Shares
5/3/93

CURRENCY BREAKDOWN
  33.3% Euro
  22.7% U.S. Dollar                 [PIE CHART OMITTED]
   9.0% British Pound
   8.0% New Zealand Dollar
   6.8% Swedish Krona
   5.0% Danish Krone
   4.6% Australian Dollar
   4.6% Canadian Dollar
   3.8% Polish Zloty

   2.2% Short-Term

All data as of April 30, 2001. The Fund's currency breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                        7.12%                     2.58%
             5 Years                        6.53%                     5.62%
     Since Inception*                       4.06%                     3.61%
           SEC Yield**                      3.65%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                        6.35%                     3.42%
             5 Years                        5.70%                     5.70%
     Since Inception*(a)                    3.56%                     3.56%
           SEC Yield**                      3.02%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                        6.53%                     5.55%
             5 Years                        5.75%                     5.75%
     Since Inception*                       3.79%                     3.79%
           SEC Yield**                      3.07%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2001)

                                       Class A           Class B         Class C
                                       Shares            Shares          Shares
--------------------------------------------------------------------------------
              1 Year                     1.80%             2.42%           4.53%
             5 Years                     6.06%             6.15%           6.20%
     Since Inception*                    3.62%             3.58%           3.81%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuations may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 5/29/91, Class A and Class B; 5/3/93, Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended April 30, 2001.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2001 (unaudited)

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Australia-4.4%
Debt Obligations-4.4%
Queensland Treasury Corp. Series 03
   8.00%, 5/14/03(a)..............   AUD          14,000     $   7,490,524
State Bank of New South Wales
   8.63%, 8/20/01.................                13,300         6,853,028
                                                             -------------

Total Australian Securities
   (cost $17,864,013).............                              14,343,552
                                                             -------------

Belgium-3.6%
Government Obligation-3.6%
Government of Belgium
   7.75%, 10/15/04(a)
   (cost $12,347,549).............   EUR          12,100        11,705,255
                                                             -------------

Canada-4.5%
Government Obligations-4.5%
Government of Canada
   5.50%, 9/01/02(a)..............   CAD           7,500         4,945,341
   8.75%, 12/01/05(a).............                13,000         9,614,617
                                                             -------------

Total Canadian Securities
   (cost $14,982,920).............                              14,559,958
                                                             -------------

Denmark-4.8%
Government Obligations-4.8%
Kingdom of Denmark
   8.00%, 11/15/01(a).............   DKK          96,515        11,623,421
   8.00%, 5/15/03(a)..............                31,500         3,950,305
                                                             -------------

Total Danish Securities
   (cost $20,017,641).............                              15,573,726
                                                             -------------

Finland-4.0%
Government Obligation-4.0%
Government of Finland
   9.50%, 3/15/04(a)
   (cost $12,929,381).............   EUR          13,000        12,964,720
                                                             -------------

France-2.9%
Government Obligation-2.9%
Government of France
   8.50%, 4/25/03(a)
   (cost $11,392,143).............                10,000         9,487,391
                                                             -------------


--------------------------------------------------------------------------------
10 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Germany-12.4%
Debt Obligation-4.1%
DSL Bank
   5.13%, 1/20/04(a)..............   US$          13,500     $  13,435,753
                                                             -------------

Government Obligations-8.3%
German Unity Fund
   8.00%, 1/21/02(a)..............   EUR          12,995        11,775,747
Suedwestdeutscheland EMTN
   6.50%, 2/25/02(a)..............   US$          15,000        15,216,495
                                                             -------------
                                                                26,992,242
                                                             -------------
Total German Securities
   (cost $41,168,479).............                              40,427,995
                                                             -------------

Italy-11.0%
Government Obligations-11.0%
Republic of Italy
   8.50%, 4/01/04(a)..............   EUR           8,500         8,266,805
   9.50%, 1/01/05(a)..............                18,000        18,330,663
   12.00%, 9/01/01(a).............                10,000         9,064,654
                                                             -------------

Total Italian Securities
   (cost $45,585,545).............                              35,662,122
                                                             -------------

Netherlands-11.6%
Debt Obligations-7.5%
Deutsche Finance BV
   6.75%, 6/24/04(a)..............                 9,000         9,322,362
Rabobank Nederland
   5.63%, 5/10/04(a)..............                15,000        15,097,170
                                                             -------------
                                                                24,419,532
                                                             -------------
Government Obligation-4.1%
Government of Netherlands
   3.00%, 2/15/02(a)..............   EUR          15,050        13,175,588
                                                             -------------
Total Dutch Securities
   (cost $39,089,600).............                              37,595,120
                                                             -------------

New Zealand-6.8%
Government Obligations-6.8%
Government of New Zealand
   8.00%, 4/15/04(a)..............   NZ$          30,000        13,061,913
   10.00%, 3/15/02(a).............                20,800         8,914,278
                                                             -------------

Total New Zealand Securities
   (cost $24,363,246).............                              21,976,191
                                                             -------------


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Poland-3.7%
Debt Obligations-3.7%
European Bank for Reconstruction
   & Development
   19.00%, 12/05/01(a)............   PLN          27,000     $   6,866,333
International Bank of Reconstruction
   & Development
   17.00%, 1/11/02(a).............                20,000         5,057,161
                                                             -------------

Total Polish Securities
   (cost $11,543,203).............                              11,923,494
                                                             -------------

Spain-3.0%
Government Obligation-3.0%
Government of Spain
   8.00%, 5/30/04(a)
   (cost $11,858,846).............   EUR          10,000         9,658,056
                                                             -------------

Sweden-6.5%
Debt Obligation-2.5%
AB Spintab
   5.75%, 6/15/05(a)..............   SEK          80,500         8,055,425
                                                             -------------

Government Obligation-4.0%
Kingdom of Sweden
   10.25%, 5/05/03(a).............               121,200        13,133,964
                                                             -------------

Total Swedish Securities
   (cost $22,859,303).............                              21,189,389
                                                             -------------

United Kingdom-8.7%
Debt Obligation-4.0%
Abbey National Treasury
   6.50%, 3/05/04(a)..............   GBP           9,000        13,116,548
                                                             -------------

Government Obligations-4.7%
U.K. Treasury Gilts
   6.50%, 12/07/03(a).............                 7,175        10,615,437
   6.75%, 11/26/04(a).............                 3,000         4,519,550
                                                             -------------
                                                                15,134,987
                                                             -------------
Total United Kingdom Securities
   (cost $30,969,353).............                              28,251,535
                                                             -------------


--------------------------------------------------------------------------------
12 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

United States-6.6%
Debt Obligations-5.6%
General Electric Capital Corp.
   5.50%, 4/15/02(a)..............   US$         $13,050     $  13,174,771
Inter-American Development Bank
   6.13%, 10/04/02(a).............                 5,000         5,113,700
                                                             -------------
                                                                18,288,471
                                                             -------------
Government Agency
   Obligation-1.0%
FNMA Global
   7.25%, 6/20/02(a)..............   NZ$           7,850         3,287,409
                                                             -------------

Total United States Securities
   (cost $23,209,984).............                              21,575,880
                                                             -------------

Time Deposit-2.1%
Bank of Scotland
   4.63%, 5/01/01
   (cost $6,800,000)..............   US$           6,800         6,800,000
                                                             -------------

Total Investments-96.6%
   (cost $346,981,206)............                             313,694,384
Other assets less liabilities-3.4%                              10,896,252
                                                             -------------

Net Assets-100%...................                           $ 324,590,636
                                                             =============

(a) Securities, or portion thereof, with an aggregate market value of $300,041,356 have been segregated to collateralize forward exchange currency contracts.

      Glossary of Terms:

      EMTN - Euro Medium Term Note.
      FNMA - Federal National Mortgage Association.
      See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2001 (unaudited)

Assets
Investments in securities, at value
   (cost $346,981,206) ......................................     $ 313,694,384
Cash ........................................................           264,498
Foreign cash, at value (cost $53,598) .......................            51,024
Interest receivable .........................................         9,764,451
Receivable for investment securities sold ...................         6,702,512
Unrealized appreciation of forward exchange
   currency contracts .......................................         2,910,825
Receivable for capital stock sold ...........................            37,172
                                                                  -------------
Total assets ................................................       333,424,866
                                                                  -------------
Liabilities
Payable for investment securities purchased .................         6,800,000
Dividend payable ............................................           955,718
Payable for capital stock redeemed ..........................           214,624
Advisory fee payable ........................................           161,206
Distribution fee payable ....................................            96,134
Accrued expenses and other liabilities ......................           606,548
                                                                  -------------
Total liabilities ...........................................         8,834,230
                                                                  -------------
Net Assets ..................................................     $ 324,590,636
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      54,529
Additional paid-in capital ..................................       450,414,607
Undistributed net investment income .........................         2,828,017
Accumulated net realized loss on investments
   and foreign currency transactions ........................       (98,144,384)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities ......       (30,562,133)
                                                                  -------------
                                                                  $ 324,590,636
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($297,099,163/49,928,309 shares of capital
   stock issued and outstanding) ............................             $5.95

Sales Charge--4.25% of public offering price ................               .26
                                                                          -----
Maximum offering price ......................................             $6.21
                                                                          -----
Class B Shares
Net asset value and offering price per share
   ($12,516,538/2,095,724 shares of
   capital stock issued and outstanding) ....................             $5.97
                                                                          -----
Class C Shares
Net asset value and offering price per share
   ($14,974,935/2,505,462 shares of
   capital stock issued and outstanding) ....................             $5.98
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (unaudited)

Investment Income
Interest ........................................                  $ 12,507,705
Expenses
Advisory fee ....................................   $    981,712
Distribution fee - Class A ......................        448,326
Distribution fee - Class B ......................         63,156
Distribution fee - Class C ......................         78,610
Transfer agency .................................        535,605
Custodian .......................................        207,657
Printing ........................................        104,658
Audit and legal .................................         70,383
Administrative ..................................         65,500
Registration ....................................         25,338
Directors' fees .................................         14,590
Miscellaneous ...................................         23,939
                                                    ------------
Total expenses ..................................                     2,619,474
                                                                   ------------
Net investment income ...........................                     9,888,231
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions .................................                    (2,705,395)
                                                                   ------------
Net realized loss on foreign currency
   transactions .................................                   (11,822,652)
Net change in unrealized appreciation/
   depreciation of:
   Investments ..................................                    18,097,691
   Foreign currency denominated assets
     and liabilities ............................                        20,974
                                                                   ------------
Net gain on investments and foreign currency
   transactions .................................                     3,590,618
                                                                   ------------
Net Increase in Net Assets
   from Operations ..............................                  $ 13,478,849
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Six Months Ended    Year Ended
                                                April 30, 2001     October 31,
                                                  (unaudited)         2000
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   9,888,231    $  23,230,619
Net realized gain (loss) on investments and
   foreign currency transactions .............     (14,528,047)       9,283,237
Net change in unrealized appreciation/
   depreciation of investments and foreign
   currency denominated assets and
   liabilities ...............................      18,118,665      (21,382,643)
                                                 -------------    -------------
Net increase in net assets from
   operations ................................      13,478,849       11,131,213
Dividends to Shareholders from:
Net investment income
   Class A ...................................     (18,672,216)     (21,417,678)
   Class B ...................................        (742,291)        (839,759)
   Class C ...................................        (926,793)        (973,182)
Distributions in excess of net investment
   income
   Class A ...................................              -0-      (1,073,846)
   Class B ...................................              -0-         (42,104)
   Class C ...................................              -0-         (48,794)
Capital Stock Transactions
Net decrease .................................      (3,786,138)     (85,568,229)
                                                 -------------    -------------
Total decrease ...............................     (10,648,589)     (98,832,379)
Net Assets
Beginning of period ..........................     335,239,225      434,071,604
                                                 -------------    -------------
End of period ................................   $ 324,590,636    $ 335,239,225
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency con-


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a prorata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change in Accounting Principles

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"),


--------------------------------------------------------------------------------
18 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not affect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $65,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $344,651 for the six months ended April 30, 2001.

For the six months ended April 30, 2001, the Fund's expenses were reduced by $11,606 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $15,529 from the sale of Class A shares and $13,093 and $515 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended April 30, 2001.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the Fund in the amount of $10,475,677 and $1,255,060 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $82,183,095 and $107,196,630, respectively for the six months ended April 30, 2001. There were no purchases or sales of U.S. government and government agency obligations for the six months ended April 30, 2001.

At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,922,526 and gross unrealized depreciation of investments was $35,209,348 resulting in net unrealized depreciation of $33,286,822 (excluding foreign currency transactions).

Based on the operations of the fund as of the semi-annual date, and its distribution policy, the Fund may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.

At October 31, 2000, the Fund had a capital loss carryforward of $83,036,346 of which $24,820,928 expires in the year 2001, $33,977,958 expires in the year 2002, $6,103,309 expires in the year 2003, $973,274 expires in the year 2004,
$572,902 expires in the year 2005, $6,799,602 expires in the year 2007, and $9,788,373 expires in the year 2008.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts, are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.


--------------------------------------------------------------------------------
20 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At April 30, 2001, the Fund had outstanding forward exchange currency contracts, as follows:

                                           U.S. $
                          Contract       Value on         U.S. $      Unrealized
                            Amount    Origination        Current    Appreciation
                             (000)           Date          Value  (Depreciation)
                          ------------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Polish Zloty,
  settling 5/14/01          20,000   $  4,807,115   $  5,025,244     $  218,129
Forward Exchange
  Currency Sale
  Contracts
Australian Dollar,
  settling 5/23/01          28,511     14,554,713     14,543,612         11,101
British Pound,
  settling 5/14/01          19,049     27,944,933     27,241,378        703,555
Danish Krona,
  settling 6/01/01         134,422     16,208,353     15,960,952        247,401
Euro,
  settling 5/07/01-6/28/01 121,508    108,650,564    107,762,381        888,183
Japanese Yen,
  settling 5/21/01         800,000      6,559,582      6,489,966         69,616
New Zealand Dollar,
  settling 5/24/01-6/22/01  61,729     26,379,234     25,463,908        915,326
Polish Zloty,
  settling 5/14/01          20,000      4,923,683      5,025,244       (101,561)
Swedish Krona,
  settling 5/21/01         222,880     21,702,033     21,742,958        (40,925)
                                                                     ----------
                                                                     $2,910,825
                                                                     ----------

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2001, the Fund did not engage in any options transactions.

3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At April 30, 2001, the Fund had no outstanding interest rate swap contracts.


--------------------------------------------------------------------------------
22 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

              ------------------------------  --------------------------------
                          Shares                          Amount
              ------------------------------  --------------------------------

              Six Months Ended    Year Ended  Six Months Ended      Year Ended
                April 30, 2001   October 31,    April 30, 2001     October 31,
                   (unaudited)          2000       (unaudited)            2000
              ----------------  ------------  ----------------    ------------

Class A
Shares sold          2,257,238       927,640      $ 13,571,507    $  5,708,779
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends          1,630,008     1,804,530         9,724,875      11,102,260
------------------------------------------------------------------------------
Shares converted
  from Class B         105,409       348,834           630,952       2,145,104
------------------------------------------------------------------------------
Shares redeemed     (4,351,303)  (15,915,175)      (26,160,469)    (98,114,034)
------------------------------------------------------------------------------
Net decrease          (358,648)  (12,834,171)     $ (2,233,135)   $(79,157,891)
==============================================================================

Class B
Shares sold            283,590       493,126      $  1,708,917    $  3,048,341
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends             81,428        90,646           487,847         560,199
------------------------------------------------------------------------------
Shares converted
to Class A            (105,032)     (347,402)         (630,952)     (2,145,104)
------------------------------------------------------------------------------
Shares redeemed       (303,766)     (966,636)       (1,835,068)     (5,988,280)
------------------------------------------------------------------------------
Net decrease           (43,780)     (730,266)     $   (269,256)   $ (4,524,844)
==============================================================================

Class C
Shares sold            112,245       271,561      $    674,050    $  1,678,176
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends             86,721        91,186           519,580         563,058
------------------------------------------------------------------------------
Shares redeemed       (410,615)     (666,719)       (2,477,377)     (4,126,728)
------------------------------------------------------------------------------
Net decrease          (211,649)     (303,972)     $ (1,283,747)   $ (1,885,494)
==============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2001.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                               --------------------------------------------------------------------------------------------
                                                                       Class A
                               --------------------------------------------------------------------------------------------
                                Six Months
                                     Ended
                                 April 30,                                    Year Ended October 31,
                                      2001           ----------------------------------------------------------------------
                               (unaudited)               2000            1999           1998           1997           1996
                               --------------------------------------------------------------------------------------------
Net asset value, beginning
  of period ...................      $6.08              $6.29           $6.64          $7.11          $7.23          $6.83
                               --------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......        .18                .38             .42            .44            .47            .59
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................        .07               (.19)           (.22)           .02            .08            .48
                               --------------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .......        .25                .19             .20            .46            .55           1.07
                               --------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ......................       (.38)              (.38)           (.42)          (.44)          (.47)          (.67)
Distributions in excess of net
  investment income ...........         -0-              (.02)           (.02)          (.42)          (.20)            -0-
Tax return of capital .........         -0-                -0-           (.11)          (.07)            -0-            -0-
                               --------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............       (.38)              (.40)           (.55)          (.93)          (.67)          (.67)
                               --------------------------------------------------------------------------------------------
Net asset value, end of
  period ......................      $5.95              $6.08           $6.29          $6.64          $7.11          $7.23
                               ===========================================================================================
Total Return
Total investment return based
  on net asset value(b) .......       4.16%              3.17%           2.95%          6.90%          7.82%         16.37%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $297,099           $305,610        $396,867        $95,568        $96,133        $68,776
Ratio to average net assets of:
  Expenses ....................       1.54%(c)(d)        1.52%(c)        1.44%(c)       1.74%(c)       1.58%(c)       1.64%
  Expenses, excluding
    interest expense ..........       1.54%(d)           1.52%           1.44%          1.74%          1.58%          1.60%(e)
  Net investment income .......       6.11%(d)           6.25%           6.23%          6.46%          6.50%          8.40%
Portfolio turnover rate .......         52%                82%            124%           240%           173%           215%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                              -----------------------------------------------------------------------------------------
                                                                       Class B
                              -----------------------------------------------------------------------------------------
                               Six Months
                                    Ended
                                April 30,                                 Year Ended October 31,
                                     2001           -------------------------------------------------------------------
                              (unaudited)              2000           1999          1998           1997           1996
                              -----------------------------------------------------------------------------------------
Net asset value, beginning
  of period ...................     $6.10             $6.32          $6.66         $7.11          $7.23          $6.83
                              -----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......       .16               .33            .36           .36            .42            .53
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................       .06              (.19)          (.22)          .05            .06            .47
                              -----------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .......       .22               .14            .14           .41            .48           1.00
                              -----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ......................      (.35)             (.34)          (.36)         (.36)          (.42)          (.60)
                              -----------------------------------------------------------------------------------------
Distributions in excess of net
  investment income ...........        -0-             (.02)          (.02)         (.43)          (.18)            -0-
Tax return of capital .........        -0-               -0-          (.10)         (.07)            -0-            -0-
                              -----------------------------------------------------------------------------------------
Total dividends and
  distributions ...............      (.35)             (.36)          (.48)         (.86)          (.60)          (.60)
                              -----------------------------------------------------------------------------------------
Net asset value, end of
  period ......................     $5.97             $6.10          $6.32         $6.66          $7.11          $7.23
                              =========================================================================================
Total Return
Total investment return based
  on net asset value(b)  ......      3.77%             2.30%          2.13%         6.24%          6.90%         15.35%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $12,517           $13,052        $18,129        $7,217        $29,949        $88,427
Ratio to average net assets of:
  Expenses ....................      2.30%(c)(d)       2.28%(c)       2.15%(c)      2.41%(c)       2.29%(c)       2.35%
  Expenses, excluding
    interest expense ..........      2.30%(d)          2.28%          2.15%         2.41%          2.29%          2.31%(e)
  Net investment income .......      5.32%(d)          5.44%          5.46%         5.64%          5.79%          7.69%
Portfolio turnover rate .......        52%               82%           124%          240%           173%           215%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                              ----------------------------------------------------------------------------------------
                                                                       Class C
                              ----------------------------------------------------------------------------------------
                               Six Months
                                    Ended
                                April 30,                                 Year Ended October 31,
                                     2001           ------------------------------------------------------------------
                              (unaudited)              2000           1999           1998          1997          1996
                              ----------------------------------------------------------------------------------------
Net asset value, beginning
  of period ...................     $6.10             $6.31          $6.65          $7.11         $7.23         $6.83
                              ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......       .16               .34            .36            .25           .42           .54
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................       .07              (.19)          (.22)           .16           .07           .47
                              ----------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .......       .23               .15            .14            .41           .49          1.01
                              ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ......................      (.35)             (.34)          (.36)          (.41)         (.42)         (.61)
Distributions in excess of net
  investment income ...........       -0-              (.02)          (.02)          (.42)         (.19)          -0-
Tax return of capital .........       -0-               -0-           (.10)          (.04)          -0-           -0-
                              ----------------------------------------------------------------------------------------
Total dividends and
  distributions ...............      (.35)             (.36)          (.48)          (.87)         (.61)         (.61)
                              ----------------------------------------------------------------------------------------
Net asset value, end of
  period ......................     $5.98             $6.10          $6.31          $6.65         $7.11         $7.23
                              ========================================================================================
Total Return
Total investment return based
  on net asset value(b)  ......      3.94%             2.46%          2.13%          6.10%         6.92%        15.36%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $14,975           $16,578        $19,076        $16,518        $1,203        $1,076
Ratio to average net assets of:
  Expenses ....................      2.25%(c)(d)       2.22%(c)       2.15%(c)       2.61%(c)      2.28%(c)      2.34%
  Expenses, excluding
    interest expense ..........      2.25%(d)          2.22%          2.15%          2.61%         2.28%         2.30%(e)
  Net investment income .......      5.39%(d)          5.52%          5.50%          5.28%         5.80%         7.62%
Portfolio turnover rate .......        52%               82%           124%           240%          173%          215%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                Six Months
                                     Ended       Year Ended October 31,
                            April 30, 2001   -------------------------------
                               (unaudited)    2000    1999    1998    1997
                            -----------------------------------------------
      Class A.............           1.54%   1.50%   1.42%   1.73%   1.57%
      Class B.............           2.30%   2.27%   2.14%   2.40%   2.28%
      Class C.............           2.25%   2.21%   2.14%   2.60%   2.27%

(d)   Annualized.

(e)   Interest expense includes commitment fees paid.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

monetary policy

The regulation of the money supply and interest rates by a country's central bank with the purpose of controlling inflation and stabilizing currency.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
28 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

Alliance Capital At Your Service

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Michael Mon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
32 o ALLIANCE MULTI-MARKET STRATEGY TRUST

Alliance Multi-Market Strategy Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MMSTSR401